January 31, 2005

DREYFUS A BONDS PLUS, INC.
Supplement to Statement of Additional Information
dated August 1, 2004

The information contained in the fifth paragraph in the section of the Statement of Additional Information entitled “Management Arrangements” with respect to the fund’s named portfolio managers is hereby replaced in its entirety with the following:

The fund’s portfolio managers are Catherine Powers and Chris Pellegrino.